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                               THE HOBART BUILDING
                                OFFICE LEASE FORM

of the Building Owners and Managers Association of San Francisco

                                     Parties

         This Lease, made this 17th day of December, 1996, between Niantic Corporation, Landlord, and Finisar Corporation, Tenant.

                               W I T N E S S E T H

         1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises approximately 468 rentable square feet (hereinafter called "premises") outlined in red on EXHIBIT A attached hereto commonly known as Suite 609-610 and by this reference made a part hereof, said premises being situated on the 6th floor of that certain building (hereinafter called "building") known as 582 Market Street, San Francisco, California.

         Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         2. PURPOSE. The premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

         3. TERM. The term of this Lease shall be for one (1) year, commencing on the 23rd day of December, 1996, and ending on the 22nd day of December, 1997 (the "Lease Term").

         4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said premises to Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession. If possession of the premises is not delivered to Tenant within six months from the scheduled commencement date, this Lease will terminate. Should Landlord tender possession of the premises to Tenant prior to the date specified for the commencement of the term, and Tenant accepts such prior tender, such prior occupancy shall be subject to all terms, covenants, and conditions of this Lease, including the payment of rent.

         5. RENT. On or before the first day of each calendar month during the term hereof Tenant shall pay to Landlord, as minimum monthly rent for the premises, the sum of $663.00. The minimum monthly rent for any partial month shall be prorated at the rate of 1/30 of the minimum monthly rent per day. Said rent shall be paid by Tenant to Landlord, in advance without deduction or offset, in lawful money of the United States of America at Cushman & Wakefield, P.O. Box 45257, San Francisco, CA. 94145-0257, or to such other person or at such other place as Landlord may from time to time designate in writing.

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         6.   RENTAL ADJUSTMENT.

              (a) In addition to the monthly rent provided for in Paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the Premises by the number of square feet of rentable area in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMAI) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

              (b) TAX INCREASES AND ASSESSMENTS. Tenant shall pay to Landlord an amount equal to .50% of any increase in real property taxes and assessments or other fees or charges of whatsoever kind or character imposed by a governmental agency which may be levied on the land and building of which the premises are a part and personal property taxes levied on personal property of Landlord used in the operation of said land and building above the amount of such taxes levied and assessed for the fiscal tax year ending June 30, 1996, either by way of increase in the rate or in the assessed valuation of said land and building or by imposition of any such charges by ordinance or statute of any authority having jurisdiction. For the purposes of the subparagraph (a) real and personal property taxes shall include, without limitation, taxes of every kind and nature levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said land and building as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the premises or in the real property of which the premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the premises, and including any and all charges and fees which may be imposed by the environmental protection agency or other similar governmental regulatory agency or authority. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the premises at any time during the term hereof. In the event said taxes or assessments are charged to or paid or payable by Landlord, Tenant forthwith upon demand therefore, shall reimburse Landlord for all amounts of such taxes or assessments chargeable against Tenant pursuant to this subparagraph (b) and paid by Landlord.

              (c)  OPERATING EXPENSE INCREASES

                   (1.) Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to .50% of any increase in direct expenses paid or incurred by Landlord on account of the operation or maintenance of the building above such direct expenses paid or incurred by Landlord during the Base Year. "Base Year" as used in this subparagraph (b) shall mean the calendar year 1996. "Direct expenses" as used herein shall include all direct costs of operation and maintenance as determined by standard accounting practices as set forth in the Building Owners and Managers Association International (BOMAI) chart of accounts from time to time

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and shall include the following by way of illustration but not limitation:
the cost of contesting by appropriate proceeding the amount or the validity of any of the aforementioned taxes or fees; water and sewer charges; insurance premiums; license, permit and inspection fees; charges for heat, light power and steam; janitorial services; labor, supplies; materials, equipment and tools; and management fees. "Direct expenses" as used herein shall not include depreciation on the building or equipment therein, interest or real estate broker's commissions.

                   (2.) The cost of capital improvements made by Lessor to the Building that reduce other operating expenses or that are required under any governmental law or regulation that was not applicable to the Building at the time of substantial shell completion, such cost or allocable portion thereof to be amortized over such reasonable period as Lessor shall determine together with interest on the unamortized balance at the rate that was paid by Lessor on funds borrowed for the purpose of constructing such capital improvements, or, if Lessor does not borrow such funds, would have been paid had Lessor borrowed funds for such purpose but in no event shall such interest rate exceed the maximum rate permitted by law; provided, however, that Operating Expenses shall not include costs of tenant improvements, real estate brokers' commissions, or interest and capital items other than those referred to in clause (2) above. There shall be deducted from Operating Expenses paid all amounts that have been included in Operating Expenses paid by any tenant, including Lessee, during the period for which Operating Expenses are being determined, on account of cost of repairs or extra services, for which such Tenant is directly responsible.

         Statement of the amount of direct expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined or estimated by Landlord and shall be given to Tenant on such date as Landlord shall from time to time determine. All amounts payable by Tenant as shown on said statement shall be paid by Tenant within the time required by said statement. It during any such year Landlord shall revise its estimate of tenant's share of said expenses for said year, Landlord shall advise Tenant and commencing on the next date payment of additional charges are due, Tenant shall pay all additional charges based on such revised estimate for the portion of the year already elapsed and shall commence paying the additional charges based on such revised estimate for the remainder of such year.

         7. SECURITY. Simultaneously with the execution of the lease, Tenant shall deposit with Landlord the sum of $1,326.00, of which sum $663.00 shall be payment of the first month's rent and the balance thereof, namely, $663.00 shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account.

         No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

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         8.   USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, or use or allow the premises to be used for any residential, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. No cooking devices or other odor causing devices, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the premises shall, without the prior written approval of Landlord, be used in or at the premises. Tenant shall not commit or suffer to be committed any waste in or upon the premises.

         9. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements or any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the premises, excluding structural changes not related to or affected by Tenants improvements or acts. The judgement of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statue, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

         10. ALTERATIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions, or improvements to or of said premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the premises caused by such removal.

         11. REPAIR. By entry hereunder upon the commencement of the term hereof, Tenant accepts the premises as being in good, sanitary order, condition and repair. Tenant, at Tenant's sole cost and expense, shall keep the premises and every part thereof in good condition and repair, damage thereto by fire, earthquake, act of God or the elements not caused by Tenant's negligent or willful act excepted, Tenant hereby waiving all rights to make repairs at the expense of the Landlord as provided by law, statute or ordinance now or hereafter in effect. Upon the

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expiration or sooner termination of the term hereof, Tenant shall surrender the premises to Landlord in the same condition as when received ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted, unless caused by Tenants negligent or willful act. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the premises or any part hereof and that no representations respecting the condition of the premises or the building have been made by Landlord to Tenant except as specifically set forth in EXHIBIT C - Construction Exhibit attached hereto.

         12. ABANDONMENT. Tenant shall not vacate or abandon the premises at any time during the term hereof, and if Tenant shall abandon, vacate or surrender the premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of Landlord.

         13. LIENS. Tenant shall keep the premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall in the event of the filing of any such lien, post any bond required to release the premises therefrom.

         14.  ASSIGNMENT AND SUBLETTING.

              (a) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy.

              (b) Provided further and notwithstanding anything hereinbefore set forth: In the event that at any time or from time to time during the term of this lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify the Landlord in writing (the "Sublet Notice") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. Such option shall be exercisable by Landlord in writing for a period of 30 days after receipt of the Sublet Notice.

         If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14 (a) above. If Landlord consents to sublease, then such sublease shall be subject to and made upon the following terms:

                   (i) any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

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                  (ii)  50% of the difference between all sums payable by
subtenant and all rent due hereunder for the sublease premises during the term of the sublease, less Tenant's reasonable costs of subletting, shall be payable to Landlord as additional rent hereunder.

                  (iii) no subtenant shall have a right to further sublease its premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within 60 days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

              (c) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of tenant under this lease.

              (d) In no event shall Tenant assign this Lease or sublet the premises or any portion thereof to any then existing or prospective tenant of said building.

              (e) Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this lease or sublet the premises, regardless whether or not the Landlord consents to the proposed transfer.

         15. INDEMNIFICATION OF LANDLORD. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the premises by or from any cause whatsoever and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the premises of said building or any part thereof.

         Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims or liability for any injury, or damage to any person or property whatsoever: (1) occurring in, on or about the premises or any part thereof, and (2) occurring in, on or about any facilities (including without prejudice to the generality of the term "facilities", elevator, stairways, passageways or hallways), the use of which Tenant may have in common with other tenants of the building, when such injury or damage shall be caused in part or in whole by the act, neglect, default or omission of any duty with respect to the same by Tenant, its agent, employees or invitees.

         16. INSURANCE. Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance with combined single limits in the amount of not less than one million dollars ($1,000,000.00). Said policy shall name Landlord as a additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the premises are located; and shall provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to Landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant hereby waives all rights of subrogation against

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Landlord to which any insurance carrier may at any time become entitled under any policy of insurance carried by Tenant.

         17. UTILITIES. Landlord shall furnish to the premises, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the building, water and electricity suitable for the use of the premises for general office purposes and heat required in Landlord's judgement for the comfortable use and occupation of the premises for such purposes, janitorial service, and elevator service. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

         Tenant will not, without the written consent of Landlord, use any apparatus or device in the premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the premises for general office purposes or connect with electric current, except through existing electrical outlet in the premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to their tenants of the building for use of their premises for general office purposes, Tenant shall first procure the consent of landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current or water meter to be installed in the premises so as to measure the amount of excess electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

         18. PERSONAL PROPERTY AND OTHER TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the premises, including carpeting installed by Tenant even though said carpeting has become apart of the lease premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse landlord of all such taxes paid by Landlord.

         19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all tenants of the building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the building of any of said rules and regulations.

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         20.  HOLDING OVER. If Tenant holds possession of the premises after the term of this lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of one hundred fifty percent (150%) of the highest amount of minimum monthly rent paid during the lease term payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless landlord shall exercise the option hereby given him, Tenant shall be Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

         21. SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter place on or against any ground or underlying lease without the necessity of having further instruments on the part of tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of the Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the Lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore.

         22. ENTRY BY LANDLORD. Landlord reserves and shall at any and all reasonable times have the right to enter the premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair the premises and any portion of the building without abatement of rent and may for the purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the premises shall not be blocked thereby and further providing that the business of tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy of quiet enjoyment of the premises, and other loss occasioned by such entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the premises, and any entry to the premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction of tenant from the premises or any portion thereof.

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         23.  INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all of the assets of Tenant, (b) an assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings.

         24. DEFAULT. In the event of any breach or default of Lease by Tenant, then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the premises. Should Landlord elect to terminate Tenant's right to possession of the premises and terminate this Lease, the Landlord shall have the immediate right of entry and may remove all persons and property from the premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1) , (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code of any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of
Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The work at the time of the award of the amount referred to in subparagraph (3) of Subdivision (a)
Section 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

         Any proof by Tenant of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the premises (notwithstanding the fact the Tenant may have abandoned the leased premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said premises and thereby terminate this Lease

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for any previous breach or default which remains uncured, or for any subsequent breach or default.

         25. DAMAGE BY FIRE, ETC. If the premises are or the building is damaged by fire or other casualty which is covered by insurance, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) working days from the date of such damage under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereof, and this Lease shall remain in full force and effect during the making of such repairs, except that Tenant shall be entitled to apportionate reduction of rent while such repairs are being made if the damage was not attributable to tenant's negligent or willful act, such proportionate reduction to be based upon the full extent to which the making of such repairs shall interfere with the business carried on by Tenant in the premises. If such repairs are not covered by insurance or cannot be made within sixty (60) working days from the date of such damage, Landlord shall have the option either (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced or (2) to give notice to Tenant at any time within thirty (30) working days after the date of such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than (30) nor more than sixty (60) working days after the giving of such notice. In the event of the giving of such notice of termination by either Landlord or Tenant, this Lease and all interest of Tenant in the premises shall terminate on the date so specified in such notice, and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the business carried on by Tenant in the premises, shall be paid up on date of such termination. Landlord shall not be liable for or be required to repair any injury or damage by fire or other cause to the property of Tenant, or to make repairs or replacements of any panelings, decorations, railings, floor coverings or any equipment or improvements installed on the premises by Tenant. Tenant hereby waives any provisions of law automatically terminating this Lease or otherwise contrary to the provisions of this paragraph in the event of damage to or destruction of the promises.

         26. EMINENT DOMAIN. If all or any part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the premises for more than 90 days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the premises are a part shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord or the condemnor for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

         27. CLAUSES, PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

         28. SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of tenant, Landlord may transfer and/or deliver the security to the successor in interest of Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance.

         29. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not more than ten (10) days prior request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building.

         30. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be kept or performed by tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving and default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the day of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in payment of rent.

         31. ATTORNEY FEES. If either Landlord or Tenant shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant or warranty hereof, or otherwise arising out of this Lease, the unsuccessful party shall pay to the prevailing party reasonable attorney's fees, which shall be payable whether or not any action is prosecuted to judgement. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgement.

         32. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

         33. WAIVER. The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         34. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, address to Tenant at the premises, or to such other place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, address to Landlord at Cushman & Wakefield, Attention: Lita Doctolero, The Hobart Building, 582 Market Street, Suite 1001, San Francisco, CA. 94104 or such other place as Landlord may from time to time by like notice designate.

         35. NOTICE TO SURRENDER. At least ninety (90) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

         36. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant", as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the premises are located.

         38. SUCCESSORS. Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

         39. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

         40. LATE CHARGE. In the event Tenant shall fail to pay any rents or sums due hereunder on or before the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the maximum interest rate permitted by law, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.)

         41. ADDITIONAL PROVISIONS. The exhibits and addenda listed below are incorporated by reference in this lease:

              1. The Rules & Regulations for the Building attached to and made a part of this lease.

              2.   First Addendum to the Lease Agreement.

              3.   EXHIBIT A - Location of the Leased Premises.

              4. EXHIBIT B - Building Owners and Managers Association International Chart of Accounts.

              5.   EXHIBIT C - Landlord's Construction Obligation.

         IN WITNESS WHEREOF Landlord and Tenant have executed this Lease the day and year first above written.


NIANTIC CORPORATION                         FINISAR CORPORATION


By:  /s/ Russell Lyman                           /s/ Jerry Rawls
------------------------------              ------------------------------
         Russell Lyman                               Tenant

Date:                                       Date:
     -------------------------                   -------------------------



                                See Your Attorney

This Lease should be given to your attorney for review and approval before you sign it. BOMA makes no representation or recommendation concerning the legal effect, legal sufficiency, or tax consequences of this Lease. These are questions for your attorney.

                  RULES AND REGULATIONS FOR THE HOBART BUILDING
                    ATTACHED TO AND MADE A PART OF THIS LEASE

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the building or exterior of the premises leased to tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice to and at the expense of Tenant. If picture frames, etc are permitted to be hung in leased premises, Tenant is responsible for hanging or installing them.

2. Except as provided or required by Landlord in accordance with building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with tenants to be placed thereon and to charge for names associated with tenants to be placed thereon at rates applicable to all tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgement of the Landlord, is or may he prejudicial to the safety, character, reputation or interest of the building and its tenants; provided however, that Landlord shall not prevent such access to persons with whom tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any premises leased to tenant.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the building or any premises leased to supporting partitions pictures, paintings and other similar solely decorative items.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or premises occupied by tenants caused by moving or maintaining any property of a tenant shall be repaired at the expense of such tenant.

9. No tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the premises occupied by such tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord no person shall be permitted to enter the building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for loss of property on the premises, however occurring, or for any damage to the property of any tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors halls or elevators or out of the doors or stairways of the building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the premises occupied by such tenant to be occupied or used in a manner offensive or objectionable to Landlord or other tenants by reason of noise, odors or vibrations, interfere in any way with other tenants or persons having business in the building; or bring or keep or permit to be brought or kept in the building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by tenants in their respective premises, nor shall premises occupied by tenants be used for the storage or merchandise, washing cloths, lodging, or any improper, objectionable or immoral purposes.

12. No tenant shall use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as is supplied by Landlord.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to premises occupied by tenants shall be subject to the approval of Landlord. Each tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the building, each tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such tenant, and in the event of loss of any keys so furnished shall pay Landlord therefore.

15. No tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

16. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

17. On Sundays and legal holidays and between the hours of 6:00 pm and 8:00 am access to the building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the building, its tenants and all property located therein, Landlord may prohibit and prevent access to the building by all persons by any means Landlord deems appropriate.

18. Each tenant shall see that the exterior doors of its premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 pm of each other day. Each tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other tenants of the building.

19. Landlord may exclude or expel from the building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

20. The requirements of tenants will be attended to only upon application to Landlord at the office of the building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any premises in the building.

21. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the building without the written permission of the Landlord.

22. Landlord, without notice and without liability to any tenant, at any time may change the name or the street address of the building.

23. The word "building" as used in these rules and regulations means the building of which a part of the premises are leased pursuant to the Lease to which these rules and regulations are attached. Each tenant shall be liable to Landlord and to each other tenant of the building for any loss, cost, expense, damage or liability, including attorneys fees, caused or occasioned by the failure of such first named tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any tenant and such failure by Landlord or non-compliance by any other tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

24.      Carpet protector pads shall be used by all desk stations.

25. Per the San Francisco Fire Code, the use of extension cords and multiplug adaptors (e.g. cube adaptors, strip plugs or any other device which is not listed by a qualified nationally recognized electrical testing laboratory and/or does not comply with the Electrical Code) are prohibited in highrise buildings. The only type of multiplug device allowed is an Underwriters Laboratories listed power strip with either a circuit breaker feature or a surge protection feature. Extension cords cannot be used in conjunction with these power strips in any arrangement whatsoever. Failure to abide by this code can result in a Notice of Violation being issued and a fine being imposed.

26. Smoking is prohibited in the Building including restrooms, lobby area, hallways, stairwells, leased premises and any other area within the Building. Smoking is defined as inhaling, exhaling, holding, burning and/or carrying any lighted tobacco product of any kind.

27. No tools, dollies, ladders, or any other equipment is available to tenant or tenant's contractors for loan.

28. Landlord or its management agent does not provide services to repair tenant furniture or any other tenant possessions.

29. Any other furniture, or other large items abandoned in a suite or in any other part of the building will be disposed of at the expense of the tenant. If you are discarding furniture, large items, or an unusually large amount of refuse, notification to the Building Office is required.

30. No bicycle, motorcycle, or other vehicle, and no animals or birds shall be allowed in the office, halls, corridors, elevators, sidewalks, basement or any other part of the Building.

31. All work to be performed in the building must have prior approval from the Landlord. This includes but is not limited to installing, repairing, or other work on phones or phone lines, hiring of moving company to move furniture or other items in and/or out of the building and any type of construction work.

                               THE HOBART BUILDING
                                582 MARKET STREET
                            SAN FRANCISCO, CALIFORNIA

                      FIRST ADDENDUM TO THE LEASE AGREEMENT

The First Addendum to the Lease Agreement made this 17th day of December, 1996 between Niantic Corporation, Landlord, and Finisar Corporation, Tenant, to the Office Lease Form dated this 17th day of December, 1996, attached hereto.

1. Pursuant to paragraph 6(b) Tax Increases and Assessments, Tenant's proportionate share of all tax increases and assessments shall be paid as additional rent. Statements of the amount of tax increases and assessments for the preceding calendar year on the amount of such increase payable by tenant shall be determined or estimated by Landlord and shall be given to Tenant on such date as Landlord shall from time to time determine. All amounts payable by Tenant as shown on said statement shall be paid by Tenant within the time required by said statement. If during any such year Landlord shall revise its estimate of Tenant's share of said expenses for said year, Landlord shall advise tenant and commencing on the next date payment of additional rent is due. Tenant shall pay all additional charges based on such revised estimate for the portion of the year already elapsed and shall commence paying the additional rent based on such revised estimate for the remainder of such year.

2. Pursuant to paragraph 6(c) Operating Expense increases shall specifically include, but not be limited to, heating, ventilation, air conditioning (HVAC) repairs and roof repairs.

3.       (a)      Hazardous Materials: Tenant agrees that during the term of this Lease, Tenant shall not be in violation of any Federal, State or Local law, ordinance or regulation relating to industrial hygiene, soil, water, or environmental conditions on, under or about the leased premises, but not limited to, the Environmental laws.

         (b) Tenant further agrees that during the term of this Lease, there shall be no use, presence, disposal, storage, generation, release, or threatened release of hazardous material on, from or under the Leased Premises.

4. Waiver of Subrogation. Landlord and Tenant release each other, and their respective authorized representatives, from any claims for damage to any person or to the Leased Premises and the Building and other improvements in which the Leased Premises are located, and to the fixtures, personal property, tenant improvements and alterations of either Landlord or Tenant, in or on the Leased premises and the Building and other improvements in which the Leased Premises are located, including loss of income, that are caused by or result from risks insured or required under the terms of this Lease to be insured against under any property insurance policies carried or to be carried by either of the parties.

5. Landlord's Exculpation. In the event of default, breach, or violation by Landlord (which term includes Landlord's partners, coventurers, co-tenants, officers, directors, employees, agents or representatives) of any Landlord obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Leased Premises or its interest in the complex, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgement against Landlord. Landlord may, at its option, and among its other alternatives, relieve itself of all liability under this Lease by conveying the Leased Premises to Tenant. Notwithstanding any such conveyance, Tenant's leasehold and ownership interest shall not merge.

         Landlord shall not be personally liable for any deficiency beyond its interest in the Leased Premises.

6. Waiver of California Code Sections. Tenant waives (for itself and all persons claiming under Tenant) the provision of Civil Code Sections 1932 (2) and 1933 (4) with respect to the destruction of the Leased Premises Civil Code Sections 1941 and 1942 with respect to Landlord's repair duties Tenant's right to repair, Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Lease Premises by condemnation as herein defined, and any right to redemption or reinstatement of Tenant under any present or future case law or statutory provision (including Code of Civil Procedure Section 473 and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the Leased Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

7. Pursuant to paragraph 29, Estoppel Certificates. Failure to comply with this provision shall be a material breach of this Lease by tenant giving Landlord all rights and remedies under paragraph 24 hereof, as well as a right to damages caused by the loss of a loan or sale, which may result from such failure by Tenant.

8. Joint and Several Liability. Should Tenant consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

9. Light, Air and View. The diminution of light, air or view by any structure which hereafter be erected whether or not by Landlord) shall not entitle Tenant to any reduction of rent, result in any liability of Landlord to Tenant, or in any other way effect this Lease or Tenant's obligation hereunder.

10. Substituted Premises. In the event the Leased premises consist of less than five thousand (5,000) square feet, Landlord shall have the right, at any time during the Term hereof, upon not less than ninety (90) days prior written notice to Tenant, to substitute for the Leased Premises such other space in the building as shall be substantially the same size as the Leased Premises ("the Substituted Premises"), provided that Landlord shall pay all expenses of tenant incidental to Tenant's relocation to the Substituted Premises and that Landlord shall improve the Substituted Premises for Tenant's use and occupancy at least to the same extent as the Leased Premises occupied by Tenant prior to such relocation. If tenant does not agree to such relocation then Tenant shall give notice of termination of this Lease to Landlord within fifteen (15) days of the notice of relocation. Upon receipt of such notice to termination, Landlord shall have fifteen (15) days to rescind notice of relocation. If landlord not rescind the notice of relocation in writing to Tenant within such fifteen (15) day period, then the Lease will terminate on the date specified in notice of relocation.

11. Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Premises or for providing telephone service or connections from the utility to the Premises, except as required by law.

         Tenant shall not alter, modify, add to or disturb any telephone wiring in the Premises or elsewhere in the Building without the Landlord's prior written consent. Tenant shall be liable to Landlord for any damage to the telephone wiring in the Building due to the act, negligent or otherwise, of Tenant or any employee, contractor or other agent of Tenant. Tenant shall have no access to the telephone closets within the Building, except in the manner and under procedures established by Landlord. Tenant shall promptly notify Landlord of any actual or suspected failure of telephone service to the Premises.

         All costs incurred by Landlord for the installation, maintenance, repair and replacement of telephone wiring within the Building shall be an Operating Expense, as otherwise defined in Section six (6) of this Lease, unless Landlord is reimbursed for such costs by other tenants of the Building.

         Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

12. All other terms and conditions contained in the Lease shall remain in full force and effect.

                                    EXHIBIT B

                               THE HOBART BUILDING
                                582 MARKET STREET

                            SAN FRANCISCO, CALIFORNIA

Lessor's operating costs shall include the operating expenses of the building and its basement. The expense categories shall include, but are not limited to, those listed below and are shown only by example.

         The wages and salaries of all employees engaged in the operating and maintenance of the building, including Employer's Social Security taxes and other taxes which may be levied on such wages and salaries;

         All janitorial and office supplies and materials used in the operation and maintenance of the building;

         The cost of water and power, heating and lighting for the building;

         The cost of all maintenance and service agreements on equipment, including security, window cleaning, elevator maintenance and management contract;

         Insurance premiums and;

         All taxes and assessments, and governmental charges, either Federal, State, County or Municipal, which are levied on or charged against real estate, street lights, personal property or rents, or in the right or privilege of leasing real estate or collecting rents therefrom, and any other taxes and assessments attributable to the building or its operation, excluding, however, Federal & State income taxes.

                                    EXHIBIT C

                               THE HOBART BUILDING
                                582 MARKET STREET
                            SAN FRANCISCO, CALIFORNIA


Specifications for Tenant Improvements included in the Lease for Suite 609 and 610 at the Hobart Building,

1. Install building standard carpet in Suite 610, to closely match existing carpet in Suite 609.

                     FIRST AMENDMENT TO THE LEASE AGREEMENT
                           PERTAINING TO OFFICE SPACE
                      582 MARKET STREET, SAN FRANCISCO, CA


This First Amendment to the Office Lease Form dated December 17, 1996 attached hereto and made a part hereof, is made by and between Finisar Corporation, Tenant, and Niantic Corporation, Landlord as of this __ day of October, 1998, under the following terms sand conditions:

1.       PREMISES
Suites 609/610, comprised of 468 Rentable Square Feet (RSF)

2.       TERM
The amended Lease Term for the premises shall commence November 1, 1998, and shall terminate October 31, 1999.

3.       RENT
Paragraph 5, Rent, shall be amended to provide for the following rental amounts due:

November 9, 1998 - October 31, 1999 $858.00

4.       OTHER PROVISIONS
All other terms and conditions of the Office Lease Form dated December 17, 1996 between Finisar Corporation, Tenant, and Niantic Corporation, Landlord, are to remain in full force and effect.

LANDLORD                               TENANT

NIANTIC CORPORATION                    FINISAR CORPORATION


By:  /s/ Russell Lyman                 By:  /s/ Jerry Rawls
     ----------------------------           ----------------------------
     Russell Lyman, Vice President          Jerry Rawls, President
     and Assistant Secretary


Date:                                  Date:         10/28/98
     ----------------------------           ----------------------------